UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 29, 2005

                                 OPTIGENEX, INC.
               (Exact name of registrant as specified in charter)

           Delaware                    000-51248                 20-1678933
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

        750 Lexington Avenue 6th Floor, New York               10022
        (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (212) 905-0189

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2005, the Board of Directors of Optigenex, Inc. approved an extension of the employment agreement with Anthony Bonelli, its President, until February 16, 2005. His original employment had expired on August 16, 2005.

All terms and conditions contained in the employment agreement remain in effect including the base salary at a rate of $200,000 per annum. In addition, Mr. Bonelli will be paid a bonus of $100,000.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

            None

      (b) Pro forma financial information.

            None

      (c) Exhibits.

Exhibit
Number                                     Description
--------------------------------------------------------------------------------
10.1              Amendment No. 1 to Employment Agreement with Anthony Bonelli

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Optigenex, Inc.


Date: September 2, 2005                 By: /s/ Richard Serbin
                                            ------------------------------------
                                            Chief Executive Officer